ORGANIZATION	12 Months Ended
Dec. 31, 2012
Organization
ORGANIZATION
1.	ORGANIZATION

Newcastle Investment Corp. (and its subsidiaries, “Newcastle”) is a Maryland corporation that was formed in 2002. Newcastle conducts its business through the following segments: (i) investments financed with non-recourse collateralized debt obligations (“non-recourse CDOs”), (ii) unlevered investments in deconsolidated Newcastle CDO debt (“unlevered CDOs”), (iii) unlevered investments in excess mortgage servicing rights (“unlevered Excess MSRs”), (iv) investments in senior living assets financed with non-recourse debt (“non-recourse senior living”), (v) investments financed with other non-recourse debt (“non-recourse other”), (vi) investments and debt repurchases financed with recourse debt (“recourse”), (vii) other unlevered investments (“unlevered other”) and (viii) corporate. With respect to the non-recourse CDOs and nonrecourse other segments, subject to the passing of certain periodic coverage tests, Newcastle is generally entitled to receive the net cash flows from these structures on a periodic basis.

The following table presents information on shares of Newcastle’s common stock issued subsequent to its formation:

Year	Shares Issued	Range of Issue Prices (1)	Net Proceeds (millions)
Formation - 2006	45,713,817
2007	7,065,362	$27.75-$31.30	$201.3
2008	9,871	N/A	$0.1
2009	123,463	N/A	$0.1
2010	9,114,671	$3.13	$28.5
2011	43,153,825	$4.55 - $6.00	$210.9
2012	67,344,636	$6.22 - $6.71	$434.9
December 31, 2012	172,525,645
January 2013	57,500,000	$9.35	$526.2
February 2013	23,000,000	$10.48	$237.4

(1)	Exclude prices of shares issued pursuant to the exercise of options and of shares issued to our independent directors. Includes prices of shares issued in exchange for preferred stock.

Newcastle is organized and conducts its operations to qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. As such, Newcastle will generally not be subject to U.S. federal corporate income tax on that portion of its net income that is distributed to stockholders if it distributes at least 90% of its REIT taxable income to its stockholders by prescribed dates and complies with various other requirements.

Newcastle is party to a management agreement (the “Management Agreement”) with FIG LLC (the “Manager”), a subsidiary of Fortress Investment Group LLC (“Fortress”), under which the Manager advises Newcastle on various aspects of its business and manages its day-to-day operations, subject to the supervision of Newcastle’s board of directors. For its services, the Manager receives an annual management fee and incentive compensation, both as defined in, and in accordance with the terms of, the Management Agreement. For a further discussion of the Management Agreement, see Note 13.

Newcastle is party to management agreements (the “Senior Living Management Agreements”) with subsidiaries (the “Senior Living Managers”) of Fortress, under which the Senior Living Managers manage the day-to-day operations of the senior living assets, subject to the supervision of Newcastle’s officers and board of directors. For their services, the Senior Living Managers are entitled to an annual management fee as defined in, and in accordance with the terms of, the Senior Living Management Agreements.

Approximately 4.9 million shares of Newcastle’s common stock were held by Fortress, through its affiliates, and its principals at December 31, 2012.  In addition, Fortress, through its affiliates, held options to purchase approximately 9.7 million shares of Newcastle’s common stock at December 31, 2012.